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                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 2-64782

                      SUPPLEMENT DATED FEBRUARY 13, 2002
                              TO THE PROSPECTUS OF
                   MORGAN STANLEY HIGH YIELD SECURITIES INC.
                             DATED OCTOBER 31, 2001


     The last sentence in the fourth paragraph in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby amended as follows:

      The Fund may also invest in common stocks, asset-backed securities, warrants and foreign securities.

     The following paragraph is hereby added to the section of the Prospectus titled "ADDITIONAL INVESTMENT STRATEGY INFORMATION":

      ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

     The following paragraph is hereby added to the section of the Prospectus titled "ADDITIONAL RISK INFORMATION":

      ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.